UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2007 (February 23, 2007)

Hughes Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33040	13-3871202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11717 Exploration Lane Germantown, Maryland	20876
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 428-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2007, Hughes Network Systems, LLC (the “Company”), and HNS Finance Corp. as co-borrowers (each a wholly owned subsidiary of Hughes Communications, Inc.), entered into a Credit Agreement (the “Credit Agreement”) with Bear Stearns Corporate Lending Inc. (“BSCL”), as the initial lender, Bear, Stearns & Co. Inc., as lead arranger, syndication agent and bookrunning manager, and BSCL, as administrative agent. Pursuant to the Credit Agreement, the Company borrowed $115 million aggregate principal amount in the form of unsecured senior term loans.

As previously disclosed, the borrowings under the Credit Agreement are guaranteed on a senior unsecured basis by all existing and future subsidiaries of the Company that guarantee the Company’s existing 9-1/2% Senior Notes due 2014 (the “Senior Notes”) and the Company’s existing $50.0 million senior secured revolving credit facility (the “Existing Revolver Facility”). HNS Finance Corp., a co-borrower under the Credit Agreement, is also a co-issuer of the Senior Notes. The interest rate payable on borrowings under the Credit Agreement is, at the option of the Company, the Adjusted LIBO Rate (as defined in the Credit Agreement and the Existing Revolver Facility) plus 2.50% or ABR (as defined in Credit Agreement and the Existing Revolver Facility) plus 1.50%. The Credit Agreement is subject to certain mandatory and optional prepayment provisions and contains negative covenants and events of default, in each case, substantially similar to those provisions contained in the indenture governing the Senior Notes. The maturity date of the Credit Agreement is April 15, 2014. The Company plans to use the net proceeds from the Credit Agreement to partially fund the purchase and/or launch of a satellite and/or for general corporate purposes.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Communications, Inc.

Date:	February 27, 2007	By:	/s/ Dean A. Manson
			Name:	Dean A. Manson
			Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Credit Agreement, dated as of February 23, 2007, among Hughes Network Systems, LLC and HNS Finance Corp. as co-borrowers, Bear Stearns Corporate Lending Inc. (“BSCL”) as the initial lender, Bear Stearns & Co. Inc. as lead arranger and bookrunning manager, and BSCL as administrative agent. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Hughes Network Systems, LLC filed February 27, 2007)

4